                                                               December 31, 1996

                                                               Allmerica
                                                               Securities
                                                               Trust




               [LOGO OF ALLMERICA SECURITIES TRUST APPEARS HERE]

TRUST INFORMATION
--------------------------------------------------------------------------------

BOARD OF TRUSTEES
John F. O'Brien, Chairman
Russell E. Fuller
Gordon Holmes
John P. Kavanaugh
Bruce E. Langton
Attiat F. Ott
Paul D. Paganucci
Richard M. Reilly
Ranne P. Warner

OFFICERS
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer

INVESTMENT ADVISER
Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653

REGISTRAR AND TRANSFER,
Dividend Disbursing and
Reinvestment Agent
The Bank of New York
P.O. Box 11258, Church Street Station
New York, NY 10286

CUSTODIAN
Bankers Trust Company
16 Wall Street
New York, NY 10005

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive
Westborough, MA  01581

INDEPENDENT ACCOUNTANT
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

SHAREHOLDER INQUIRIES
MAY BE DIRECTED TO:
The Bank of New York
Shareholder Relations
Department - 11E
P.O. Box 11258
Church Street Station
New York, NY 10286
1-800-432-8224

----------------------------------
             CONTENTS
----------------------------------

A Letter From the Chairman.......2

Bond and Money
Market Overview................4-5

Trust Overview...................6

Financials.....................F-1

Shareholder Information.....Inside
                        Back Cover

--------------------------------------------------------------------------------
                           A Letter From the Chairman
--------------------------------------------------------------------------------

[PHOTO OF JOHN F. O'BRIEN, CHAIRMAN, ALLMERICA SECURITIES TRUST APPEARS HERE]

Dear Client:
During 1996, the bond market was characterized by volatility as investors' expectations changed throughout the year. January's optimism that interest rates would continue to decline and that the economy was weakening gave way to fears of a stronger economy as economic data became available. This reversed investors' expectations and raised fears that the Federal Reserve might raise interest rates.
  In anticipation, intermediate and long-term interest rates rose almost three-quarters of a percentage point during the first quarter. Interest rates fluctuated throughout the remainder of the year as investors' expectations continued to alternate between moderate and fast economic growth. But despite these fluctuations, rates ended up within roughly 0.10% of their second-quarter starting point. The net result of all this sound and fury was that the Lehman Aggregate Bond Index, a benchmark used by many bond investors, finished with a modest 3.61% increase for the year. This was the third lowest return for the index in the last ten years.
  Against this backdrop, we are pleased with the performance of the Allmerica Securities Trust, which reported a total return of 5.35% for the year. The Trust concentrates on buying investments with solid yields while making only modest use of U.S. Treasury instruments. So while almost all bond funds were negatively affected by the overall rise in interest rates, those funds investing in higher yielding assets tended to have a larger cushion to offset the negative effect of rising interest rates. A year like 1996 helps support the philosophy of our investment adviser, who invests based on the premise that yield wins over time.
  While the outlook for 1997 is not clear, we believe the Trust continues to be well-positioned to provide competitive returns to our shareholders.
  I am pleased to announce that on February 11, 1997, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $0.21 per share, payable March 31, 1997 to shareholders of record on February 28, 1997. For the 12-month period ending December 31, 1996, the Trust paid dividends of $0.86 per share, producing a current yield of 8.3% based on the year-end closing price of $10.25. By comparison, the 10-year Treasury note yield was 6.42% on December 31, 1996.
  All of us at Allmerica look forward to continually providing you with a broad array of investment and retirement products managed by some of the leading money managers in the world.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman
Allmerica Securities Trust



--------------------------------------
A year like 1996 helps support the
philosophy of our investment adviser,
who invests based on the premise that
yield wins over time.
--------------------------------------

                                                                    ------------
                                                                      overview
                                                                    ------------


                             [=AST= APPEARS HERE]

BOND &
MONEY MARKET
OVERVIEW

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

  After experiencing the euphoria of double-digit returns in 1995, investors entered 1996 with expectations of strong performance. Poised for positive results, investors expected a series of short-term interest rate reductions. Recessionary fears dominated the outlook for the economy and forced the Federal Reserve to lower interest rates by one-fourth of a percentage point early in the first quarter.
  While most market experts predicted further interest rate reductions, those cuts never materialized. In fact, economic data showed the economy was growing at a much faster rate than expected, as evidenced by the February Employment Report which showed a 705,000 increase in jobs.
  From that point on, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth.
  By the end of June, several signs of moderating growth seemed to calm investor concerns that the economy was overheated. Prices of most commodities as well as consumer goods remained subdued. The consumer, hampered by existing high debt burdens, showed little inclination to go on a spending spree. And the manufacturing sector, outside of autos, exhibited only modest signs of improvement.
  In the fall, the market settled down as it became apparent President Clinton would be re-elected and the Republicans would control the House and Senate.
  Consequently, the bond market performed well, especially in October and November, as yields on the 30-year Treasury bond fell to about 6.3%. Unfortunately, year-end investor anxiety ultimately limited market gains.


[TIME LINE GRAPHIC STARTS HERE AND STOPS WITH THE END OF THE PAGE]

JAN 96 Investors worry all year about which way interest rates will move, leaving the bond market vulnerable to sudden shifts.

[GRAPHIC DEPICTING A BIG QUESTION MARK ON A GRAPH APPEARS HERE]

APR 96 Economic data shows economy growing at a much faster rate than expected, bad news for bond investors.

[GRAPHIC DEPICTING AN INCREASINGLY UPWARD JAGGED ARROW ON A GRAPH APPEARS HERE]

1996    JAN 96      FEB 96      MAR 96      APR 96      MAY 96      JUNE 96
--------------------------------------------------------------------------------

FEB 96 Anticipating a recession, Federal Reserve lowers target rate for Federal Funds by 0.25%.

[GRAPHIC DEPICTING A DOLLAR SIGN ON A DIAMOND TRAFFIC SIGN APPEARS HERE]

MAY 96 High yield bonds prove to be highest performing sector of fixed income market.

  Overall, results were varied for different fixed income sectors. The effect of the market's volatility was reflected in 30-year U.S. Treasury yields, as their yield fluctuated from a low of 5.95% in January to a July high of 7.2%. The Lehman Brothers Aggregate Bond Index, an industry benchmark, produced a total return of 3.61% as of December 31, 1996, which was down from 1995's spectacular 18.47% results.
  Investing in corporate bonds in 1996, on the other hand, proved to be a particularly sound strategy, as this segment of the bond market was one of the year's best performers. Strong credit fundamentals, ongoing demand and a moderate level of supply all contributed to its success. Among the top-returning corporate sectors were energy, driven by stabilizing oil prices and airlines, benefiting from the first industry profits since 1979.
  Another truly bright spot in the fixed income securities market was high-yield bonds, which returned approximately 13.5% for the year. Their relatively strong performance can be attributed to two key factors. First, high-yield bonds are less sensitive to changes in interest rates than other types of bonds. Secondly, the strong U.S. economy allayed investors'concerns about credit risk over the near-term. So even though the supply of new high-yield issues increased during the second quarter of 1996, heavy demand sustained prices, because investors sought higher yields.
  In addition, mortgage-backed securities performed admirably for the year. This sector of the fixed income market outperformed comparable Treasuries by nearly one percentage point.
  In the money markets, yields on bank certificates of deposits ended the year just slightly higher than where they began the year. A one-year certificate of deposit, for example, yielded approximately 4.95% -almost 1995's year-end yield. As a result, the total return for Money Market funds closely approximated their end of the year yield. The average seven-day compound yield on a taxable money fund hovered around 4.85% for most of the year, while the yield on tax-free funds fell to 2.98 %.
  For 1997, fixed income market analysts predict a sluggish global economy, little inflation and robust employment and consumer confidence levels. These factors seem to indicate that bond yields should remain fairly steady and total returns for bond investors are likely to approximate their current yield.


[TIME LINE GRAPHIC STARTS HERE AND STOPS WITH THE END OF THE PAGE]

JULY 96 Corporate bonds outpace Treasury bonds, driven by improving outlook and strong demand.

[GRAPHIC DEPICTING NEW YORK CITY SKYLINE APPEARS HERE]

NOV 96 Markets rebound as it becomes apparent President Clinton will win upcoming election with few changes in the House and Senate.

[CIRCULAR GRAPHIC DEPICTING THE FEDERAL CAPITOL BUILDING SURROUNDED BY STARS]

JULY 96       AUG 96       SEPT 96       OCT 96       NOV 96       DEC 96
--------------------------------------------------------------------------------

JULY 96 Market volatility affects U.S. Treasury bonds, as they fluctuate from 5.95% to a July high of 7.2%.

[GRAPHIC DEPICTING THE FRONT VIEW OF A LOVELY HOME APPEARS HERE]

OCT 96 Mortgage-backed securities outperform comparable Treasuries by nearly a percentage point.

[GRAPHIC DEPICTING THE FRONT VIEW OF THE FEDERAL RESERVE BUILDING APPEARS HERE]

DEC 96 Fears persist that Federal Reserve may again raise rates to tighten money supply.

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Allmerica Asset Management, Inc.


ABOUT THE FUND:
Seeks to generate a high rate
of current income for
distribution to shareholders.


PORTFOLIO
COMPOSITION:
As of December 31, 1996, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

Corporate Notes and Bonds                       71.87%
U.S. Government Obligations                     15.92%
Asset-Backed Securities                          7.23%
Foreign Bonds                                    2.50%
Cash Equivalents and Other                       2.48%

The Lehman Brothers Corporate Bond Index is an unmanaged index of all publically issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-Rated Fund Average is a non-weighted index of 98 funds within the Corporate BBB Debt Fund category.

Challenged by the volatility of the year's bond market, Allmerica Securities Trust delivered a very strong return of 5.35% as of December 31, 1996, compared to the 3.28% return of its benchmark, the Lehman Brothers Corporate Bond Index.
  The Trust's decision to invest heavily in corporate issues proved to be a winning strategy, as this particular segment ended the year on a high note. Strong credit fundamentals, ongoing demand, and a moderate level of supply all contributed to its success.
  In 1996, the Trust was well positioned to take advantage of several "hot" sectors of the bond market. Specifically, the energy sector, driven by firming oil prices, and the airlines sector, benefiting from high load factors and excellent cash flow, produced good total return performance for investors. Higher yielding assets also performed well as investors searching for product bid up the price of many low-rated securities.
  More than thirty percent of the Trust's assets were allocated to high yield securities, one of the bond market's most rewarding segments. As strong demand continued to outstrip supply, below investment grade securities outshone even the investment grade market. Also positively affecting this sector was the fact that many high yield issuers were involved in merger and acquisition activity that led to an improvement in their credit.
  One of the Trust's key holdings, Telecommunications, Inc. (TCI), was negatively impacted by the cable/media sector's increased volatility in the second part of the year. This volatility was primarily fueled by speculation surrounding Standard & Poor's rating of this issuer. Despite sub-performance, the Trust continues to hold TCI debt securities based on the management's expectations of a favorable ratings outcome.
  In the fourth quarter, the Fund added a new type of fixed income security--the bank trust preferred. For the issuer, these securities combine the tax treatment of bonds with the accounting treatment of stocks. While believing the bulk of new preferred issues to be fully valued, the Trust did purchase Zions Bancorp, taking advantage of a year-end yield widening, and Riggs National Corporation, an issue which was attractively priced relative to its credit fundamentals.
  Looking ahead, the Fund's managers will continue to look for opportunities in the bond market which show promise for strong returns.

HISTORICAL PERFORMANCE
------------------------------------------------------
                      Total Return        Total Return
                on Net Asset Value     on Market Value
------------------------------------------------------
1992...................11.09%..............20.35%
1993...................12.65%...............6.87%
1994...................(2.41%)............(12.48%)
1995...................18.58%..............21.71%
1996....................5.35%...............6.06%
------------------------------------------------------


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1996             1 year       5 year        10 year
----------------------------------------------------------------------------
Allmerica Securities Trust                5.35%        8.81%          9.14%

Lehman Brothers Corporate Bond Index      3.28%        7.10%          8.50%

Lipper Corporate Debt
BBB-Rated Fund Average                    3.19%        8.26%          8.48%

                                                                ----------------
                                                                      Financials


                                                                ----------------

                      This page intentionally left blank.


--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------
                                                Moody's Ratings          Value
Par Value                                         (Unaudited)           (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 71.87%

                Finance - 13.97%
$ 1,000,000     BCH Cayman Islands, Ltd.
                Yankee Subordinated Notes,
                Guaranteed
                6.50%, 02/15/06                        A             $   947,850
  1,400,000     Capital One Financial Corp.
                7.25%, 12/01/03                       Ba               1,393,000
  1,000,000     Cenfed Financial Corp.
                11.17%, 12/15/01 (A)                  NR               1,077,500
  1,000,000     First Tennessee National Corp.
                Subordinated Notes
                6.75%, 11/15/05                      Baa                 970,650
    347,330     Jennifer Holding Corp.
                12.25%, 12/30/98 (B)                  NR                 362,595
    781,524     Mack Trust, Inc.
                10.91%, 04/01/99 (B)                  NR                 814,958
  1,000,000     Merita Bank, Ltd.
                Yankee Subordinated Notes
                6.50%, 01/15/06                        A                 952,690
    720,496     Midland Funding Corp., Series C
                10.33%, 07/23/02                      Ba                 765,527
  1,000,000     National Auto Finance Trust
                6.33%, 12/21/02                      Aaa                 992,700
  1,000,000     Olympic Financial, Ltd.
                Senior Notes
                13.00%, 05/01/00                       B               1,090,000
  1,000,000     RHG Finance Corp.
                8.88%, 10/01/05                       Ba               1,057,120
  1,000,000     Riggs Capital Trust
                8.63%, 12/31/26 (A)                  Baa                 984,210
  1,000,000     St. George Bank, Ltd.
                Subordinated Notes
                7.15%, 10/15/05 (A)                  Baa                 998,420
  1,250,000     Zions Institutional Capital Trust
                8.54%, 12/15/26 (A)                    A               1,300,000
                                                             -------------------
                                                                      13,707,220
                                                             -------------------

                Oil, Gas, and Petroleum - 13.58%
  2,000,000     ANR Pipeline Co.
                Debenture
                9.63%, 11/01/21                      Baa               2,424,320
  1,000,000     Clark Oil & Refining Corp.
                Senior Notes
                9.50%, 09/15/04                       Ba               1,022,500
  1,000,000     Gulf Canada Resources, Ltd.
                Senior Notes
                8.35%, 08/01/06                       Ba               1,042,500
  1,450,000     Seagull Energy Corp.
                Senior Notes
                7.88%, 08/01/03                       Ba               1,462,688
  1,250,000     Snyder Oil Corp.
                Subordinated Notes
                7.00%, 05/15/01                        B               1,256,250
  1,250,000     Texas Eastern Transmission Corp.
                10.00%, 08/15/01                     Baa               1,392,738
  600,000       Texas Utilities Electric Co.
                First Mortgage
                7.38%, 10/01/25                      Baa                 564,768
  1,000,000     Tosco Corp.
                7.00%, 07/15/00                       Ba               1,009,300
  2,000,000     USX-Marathon Group, Inc.
                8.88%, 09/15/97                      Baa               2,036,440
  1,000,000     Valero Management Partnership, LP
                First Mortgage Notes, Series J
                10.02%, 03/15/07 (B)                  NR               1,119,900
                                                             -------------------
                                                                      13,331,404
                                                             -------------------

                Utilities - 5.83%
  1,500,000     Connecticut Light & Power Co.
                7.88%, 10/01/24                      Baa               1,543,935
  1,332,000     North Atlantic Energy Corp.
                First Mortgage, Series A
                9.05%, 06/01/02                       Ba               1,329,922
  1,270,000     Sithe/Independence Funding Corp.
                Series A
                9.00%, 12/30/13                      Baa               1,291,069
  1,500,000     Texas-New Mexico Power Co.
                First Mortgage, Series U
                9.25%, 09/15/00                       Ba               1,562,640
                                                             -------------------
                                                                       5,727,566
                                                             -------------------

                Communications - 5.76%
    875,000     C-Tec Cable Systems, Inc.
                Senior Secured Notes
                9.65%, 09/01/99 (B)                   NR                 911,269
  1,000,000     Continental Cablevision, Inc.
                Senior Notes
                8.50%, 09/15/01                      Baa               1,065,470
    750,000     Continental Cablevision, Inc.
                Senior Notes
                8.30%, 05/15/06 (A)                  Baa                 798,953
    555,000     GTE Corp.
                8.75%, 11/01/21                        A                 643,800
    400,000     Kerrville Telephone Co.
                9.76%, 03/29/00 (B)                   NR                 420,132
  1,000,000     TCI Communications, Inc.
                Debenture
                7.88%, 02/15/26                       Ba                 894,460
  1,000,000     Viacom, Inc.
                Senior Debenture
                7.63%, 01/15/16                       Ba                 918,750
                                                             -------------------
                                                                       5,652,834
                                                             -------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------
                                                Moody's Ratings          Value
Par Value                                         (Unaudited)           (Note 2)
--------------------------------------------------------------------------------
                Industrial - 4.75%
$   950,000     Buckeye Cellulose Corp.
                Senior Notes
                9.25%, 09/15/08                       Ba             $   988,000
  1,000,000     Homeside, Inc.
                Senior Notes
                11.25%, 05/15/03 (A)                  NR               1,115,000
    500,000     McDermott (J. Ray)
                Senior Notes
                9.38%, 07/15/06                       Ba                 525,000
  1,000,000     RPM, Inc.
                Senior Notes
                7.00%, 06/15/05                      Baa                 982,990
  1,000,000     Westinghouse Electric Corp.
                8.88%, 06/01/01                       Ba               1,047,860
                                                             -------------------
                                                                       4,658,850
                                                             -------------------

                Primary Metals - 4.22%
  2,000,000     Bethlehem Steel Corp.
                Senior Notes
                10.38%, 09/01/03                       B               2,115,000
  2,000,000     Usinor Sacilor
                Senior Notes, Series A
                7.16%, 03/25/04 (B)                   NR               2,030,380
                                                             -------------------
                                                                       4,145,380
                                                             -------------------

                Transportation - 3.97%
  1,000,000     AMR Corp.
                Debenture
                10.00%, 02/01/01                     Baa               1,100,380
  1,437,275     Delta Airlines , Inc.
                9.23%, 07/02/02 (B)                   NR               1,490,138
    659,000     USAir, Inc., Series D
                10.30%, 01/15/00                       B                 650,525
    661,000     USAir, Inc., Series F
                10.30%, 01/15/00                       B                 652,500
                                                             -------------------
                                                                       3,893,543
                                                             -------------------

                Consumer Products - 3.76%
  1,000,000     Chiquita Brands International, Inc.
                Senior Notes
                9.13%, 03/01/04                        B               1,010,000
  1,000,000     DiMon, Inc.
                Senior Notes
                8.88%, 06/01/06                       Ba               1,037,500
  1,600,000     Ralston Purina Co.
                Debenture
                7.75%, 10/01/15                      Baa               1,640,736
                                                             -------------------
                                                                       3,688,236
                                                             -------------------

                Paper - 3.32%
$ 1,160,000     Boise Cascade Corp.
                10.13%, 12/15/97                     Baa             $ 1,202,050
  1,000,000     Fort Howard Corp.
                8.25%, 02/01/02                        B               1,002,500
  1,000,000     Stone Container Corp.
                Senior Notes
                11.88%, 12/01/98                       B               1,053,750
                                                             -------------------
                                                                       3,258,300
                                                             -------------------

                Merchandising and Retail - 3.25%
  1,000,000     Federated Department Stores, Inc.
                Senior Notes
                10.00%, 02/15/01                      Ba               1,085,207
  1,000,000     Kroger Co.
                10.00%, 05/01/99                      Ba               1,060,000
  1,000,000     USG Corp., Senior Notes
                8.50%, 08/01/05                       Ba               1,045,000
                                                             -------------------
                                                                       3,190,207
                                                             -------------------

                Securities Brokers, Dealers and Exchanges - 2.99%
  1,000,000     Donaldson Lufkin & Jenrette, Inc.
                6.88%, 11/01/05                      Baa                 974,340
  1,000,000     Jones (Edward D.) & Co., LP
                7.95%, 04/15/06 (B)                   NR               1,013,850
  1,000,000     Legg Mason, Inc.
                Senior Notes
                6.50%, 02/15/06                      Baa                 943,410
                                                             -------------------
                                                                       2,931,600
                                                             -------------------

                Health Care - 2.40%
  1,250,000     Allegiance Corp.
                7.30%, 10/15/06                      Baa               1,258,288
  1,000,000     Tenet Healthcare Corp.
                Senior Notes
                9.63%, 09/01/02                       Ba               1,095,000
                                                             -------------------
                                                                       2,353,288
                                                             -------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
-------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
-------------------------------------------------------------------------------
                                                Moody's Ratings        Value
Par Value                                         (Unaudited)         (Note 2)
-------------------------------------------------------------------------------

             Printing and Publishing - 1.98%
$ 1,000,000  Time Warner, Inc.
             Debenture
             9.15%, 02/01/23                          Ba    $         1,083,990
    850,000  Time Warner Entertainment Co., LP
             Senior Debenture
             8.38%, 03/15/23                         Baa                861,790
                                                            -------------------
                                                                      1,945,780
                                                            -------------------

             Manufacturing - 1.09%
  1,000,000  Wyman-Gordon Co.
             Senior Notes
             10.75%, 03/15/03                          B              1,065,000
                                                            -------------------

             Pharmaceuticals - 1.00%
  1,000,000  Georgia Gulf Corp.
             7.63%, 11/15/05                          Ba                984,300
                                                            -------------------
             Total Corporate Notes and Bonds                         70,533,508
                                                            -------------------
             (Cost $68,868,041)

U.S. GOVERNMENT OBLIGATIONS - 15.92%

             U.S. Treasury Bonds - 11.02%
  6,150,000  7.25% 05/15/16                          Aaa              6,494,031
  4,142,000  7.13% 02/15/23                          Aaa              4,324,492
                                                            -------------------
                                                                     10,818,523
                                                            -------------------

             U.S. Treasury Notes - 4.90%
  1,455,000  5.75% 08/15/03                          Aaa              1,411,350
  2,000,000  7.75% 01/31/00                          Aaa              2,092,820
  1,250,000  7.00% 07/15/06                          Aaa              1,298,638
                                                            -------------------
                                                                      4,802,808
                                                            -------------------

             Total U.S. Government Obligations                       15,621,331
                                                            -------------------
             (Cost $15,792,016)


ASSET-BACKED SECURITIES - 7.23%

$ 1,000,000  American Airlines, Inc., 1991-C2
             Pass-Through Trust
             9.73%, 09/29/14                           A    $         1,166,280
    420,911  Eaglemark Trust
             Harley Davidson
             6.80%, 12/15/01(A)                      Aaa                423,277
    999,704  First Plus Home Loan Trust, Class A5
             Series 1996-2
             7.47%, 02/20/11                         Aaa              1,018,136
    694,611  Green Tree Financial Corp.
             7.25%, 07/15/05                         Baa                693,778
  1,000,000  Premier Auto Trust, Class A4
             Series 1995-4
             6.00%, 05/06/00                         Aaa              1,000,000
    650,000  Resolution Trust Corp.
             1995-C1, A4C
             6.85%, 02/25/27                         Aaa                646,547
  1,380,457  United Air Lines, Inc., 1991-A
             Pass-Through Trust
             9.30%, 03/22/08                         Baa              1,503,125
    103,490  Western Financial 1994-2
             Grantor Trust, Class A2
             6.38%, 09/01/99                         Aaa                104,331
    547,367  Western Financial 1995-2
             Grantor Trust, Class A2
             7.10%, 07/01/00                         Aaa                544,288
                                                            -------------------
             Total Asset-Backed Securities                            7,099,762
                                                            -------------------
             (Cost $6,790,531)

FOREIGN BONDS (C) - 2.50%

    950,000  Republic of Colombia, Series E, MTN
             8.66%, 10/07/16 (A)                      Ba                991,563
  1,500,000  United Mexican States
             8.50%, 09/15/02                          Ba              1,464,375
                                                            -------------------
             Total Foreign Bonds                                      2,455,938
                                                            -------------------
             (Cost $2,131,580)

                       See Notes to Financial Statements.
---------------------------------------------------------


                           ALLMERICA SECURITIES TRUST

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------
                                                Moody's Ratings          Value
Par Value                                         (Unaudited)           (Note 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (D) - 0.41%

$   400,000  New York Times
             6.75%, 01/02/97                          Aaa   $           399,925
                                                            -------------------
             Total Commercial Paper                                     399,925
                                                            -------------------
             (Cost $399,925)
Shares
------

INVESTMENT COMPANY - 0.19%

    181,011  Goldman Sachs Financial Square
             Prime Obligation Portfolio Fund                            181,011
                                                            -------------------

             Total Investment Company                                   181,011
                                                            -------------------
             (Cost $181,011)

Total Investments - 98.12%                                           96,291,475
                                                            -------------------
(Cost $94,163,104)
Net Other Assets and Liabilities - 1.88%                              1,843,996
                                                            -------------------
Net Assets - 100.00%                                        $        98,135,471
                                                            -------------------
                                                            -------------------

-----------------------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1996, these securities amounted to $7,688,923 or 7.84% of net assets.
(B) Restricted Securities - Represent ownership in private placement investments which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. For addititonal information concerning each restricted security, see Note 5.
(C)  U.S currency denominated.
(D)  Effective yield at time of purchase.
MTN  Medium Term Note



Federal Income Tax Information (see Note 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $94,163,104. Net unrealized appreciation (depreciation) aggregated $2,128,371, of which $3,163,920 related to appreciated investment securities and $(1,035,549) related to depreciated investment securities.

As of December 31, 1996, the Trust had capital loss carryforwards which expire as follows: $909,828 in 1998 and $260,009 in 2002. During 1996, the fund utilized $783,662 of its capital loss carryforwards.

During the fiscal year ended December 31, 1996, 13.45% of the income earned by the Trust was from direct obligations of the U.S. Government. (Unaudited)

Other Information
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $25,306,016 and $25,540,105 from non-governmental issuers , and $19,775,639 and $19,988,622 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities, is as follows:

        Moody's Ratings (Unaudited)
       Aaa                   21.59 %
       A                      5.21
       Baa                   26.25
       Ba                    25.87
       B                     10.30
       NR (Not Rated)        10.78
                            ------
                            100.00 %
                            ------
                            ------



                       See Notes to Financial Statements.
                       ---------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

            STATEMENT OF ASSETS AND LIABILITIES . December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
   Investments (Note 2):
      Investments at cost..........................................$  94,163,104
      Net unrealized appreciation (depreciation)...................    2,128,371
                                                                   -------------
          Total investments at value...............................   96,291,475
   Cash............................................................          712
   Short-term investments held as collateral for
    securities loaned (Note 2).....................................   12,695,794
   Interest and dividend receivables...............................    1,973,692
                                                                   -------------
          Total Assets.............................................  110,961,673
                                                                   -------------

LIABILITIES:
    Advisory fee payable (Note 3)..................................       41,040
    Accrued expenses and other payables............................       89,368
    Collateral for securities loaned (Note 2)......................   12,695,794
                                                                   -------------
          Total Liabilities........................................   12,826,202
                                                                   -------------
NET ASSETS.........................................................$  98,135,471
                                                                   -------------
                                                                   -------------

NET ASSETS consist of:
    Par Value (Note 4).............................................$   8,592,306
    Paid-in capital................................................   88,551,952
    Undistributed (distribution in excess of)net investment income.       32,679
    Accumulated (distribution in excess of) net realized gain
     (loss) on investments sold....................................   (1,169,837)
    Net unrealized appreciation (depreciation) of investments......    2,128,371
                                                                   -------------
TOTAL NET ASSETS...................................................$  98,135,471
                                                                   -------------
                                                                   -------------

Shares of beneficial interest outstanding
 (10,000,000 authorized shares with par value of $1.00)............    8,592,306

NET ASSET VALUE
    Per Share......................................................$      11.421
                                                                   -------------
                                                                   -------------


                       See Notes to Financial Statements.
---------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

         STATEMENT OF OPERATIONS . For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (Note 2)..........................................................  $   7,894,950
   Dividends (Note 2).........................................................         81,749
                                                                                -------------
       Total investment income................................................      7,976,699
                                                                                -------------

EXPENSES:
   Investment advisory fees (Note 3)..........................................        491,847
   Custodian fees.............................................................          3,834
   Fund accounting fees (Note 3)..............................................         39,544
   Transfer agent fees........................................................         74,451
   Legal fees.................................................................          3,942
   Audit fees.................................................................          6,864
   Trustees' fees and expenses (Note 3).......................................          8,530
   Reports to shareholders....................................................         46,063
   New York Stock Exchange fees...............................................         15,570
   Miscellaneous..............................................................         43,961
                                                                                -------------
       Total expenses.........................................................        734,606
                                                                                -------------
NET INVESTMENT INCOME.........................................................      7,242,093
                                                                                -------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold...............................        824,395
   Net change in unrealized appreciation (depreciation) of investments........     (3,024,365)
                                                                                -------------
NET GAIN (LOSS) ON INVESTMENTS................................................     (2,199,970)
                                                                                -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS...........................................  $   5,042,123
                                                                                =============



                           See Notes to Financial Statements.
                           -----------------------------------------------------

                           ALLMERICA SECURITIES TRUST

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                 Year Ended        Year Ended
                                                                                 December 31,      December 31,
                                                                                    1996              1995
                                                                                ---------------------------------

NET ASSETS at beginning of year...............................................  $ 100,483,120     $  91,457,903
                                                                                -------------     -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................................      7,242,093         7,392,646
   Net realized gain (loss) on investments sold...............................        824,395           626,599
   Net change in unrealized appreciation (depreciation) of investments........     (3,024,365)        8,395,355
                                                                                -------------     -------------
   Net increase (decrease) in net assets resulting from operations............      5,042,123        16,414,600
                                                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................................     (7,389,772)      (7,389,383)
                                                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Issued to shareholders in reinvestment of dividends........................             --                --
                                                                                -------------     -------------
       Total increase (decrease) in net assets................................     (2,347,649)        9,025,217
                                                                                -------------     -------------

NET ASSETS at end of year (including line A)..................................  $  98,135,471     $ 100,483,120
                                                                                -------------     -------------
                                                                                -------------     -------------

(A) Undistributed net investment income.......................................  $      32,679     $     139,625
                                                                                -------------     -------------
                                                                                -------------     -------------

OTHER INFORMATION:
Share Transactions:
   Issued to shareholders in reinvestment of dividends........................             --                --
                                                                                -------------     -------------
                                                                                -------------     -------------





                       See Notes to Financial Statements.
-----------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                  For a Share Outstanding Throughout Each Year


                                                                       Years Ended December 31,
                                                    -------------------------------------------------------
                                                        1996      1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year...............   $  11.694  $  10.644  $  11.773  $  11.302  $  11.084
                                                    ---------  ---------  ---------  ---------  ---------

Income from Investment Operations:
    Net investment income........................       0.843      0.860      0.843      0.909      0.954
    Net realized and unrealized gain (loss)
        on investments...........................      (0.256)     1.050     (1.122)     0.472      0.234
                                                    ---------  ---------  ---------  ---------  ---------
           Total from Investment Operations:.....       0.587      1.910     (0.279)     1.381      1.188
                                                    ---------  ---------  ---------  ---------  ---------

Less Distributions:
    Dividends from net investment income.........      (0.860)    (0.860)    (0.850)    (0.910)    (0.970)
                                                    ---------  ---------  ---------  ---------  ---------

Net increase (decrease) in net asset value.......      (0.273)     1.050     (1.129)     0.471      0.218
                                                    ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year.....................   $  11.421  $  11.694  $  10.644  $  11.773  $  11.302
                                                    =========  =========  =========  =========  =========

Market Value, end of year........................   $  10.250  $  10.500  $   9.375  $  11.625  $  11.750
                                                    =========  =========  =========  =========  =========

Total Return on Market Value, end of year........        6.06%     21.71%    (12.48)%     6.87%     20.35%

Ratios/Supplemental Data:
Net Assets, end of year(000's)...................   $  98,135  $ 100,483  $  91,458  $ 101,161  $  95,417
Ratios to average net assets:
    Net investment income........................        7.44%      7.64%      7.59%      7.72%      8.49%
    Operating expenses...........................        0.75%      0.77%      0.78%      0.74%      0.76%
Portfolio Turnover Rate..........................          47%        42%        42%        55%        55%


                                  See Notes to Financial Statements.
                                    --------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS . December 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts business trust on June 30, 1986 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Corporate debt securities and debt securities of the U.S. government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. At December 31, 1996, prices of securitites whose total value represented 9.30% of net assets were available only from a principal market maker. These prices may differ from what would have been used had a broader market for securities existed.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted. Dividend income is recorded on the ex-dividend date.

Federal Taxes: The Trust intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for the year ended December 31, 1996.

Distribution to Shareholders: Dividends to shareholders from net investment income are recorded on the ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains/losses on certain securities, market discounts and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.


-----------------------------------------                                   F-9

--------------------------------------------------------------------------------
                           Allmerica Securities Trust
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

Securities Lending: The Trust loans securities to certain brokers who pay the Trust negotiated lenders' fees. Collateral must be maintained at a value at least equal to the value at all times of the securities lent. At December 31, 1996, bonds with aggregate value of approximately $12,235,902 were on loan to brokers. The loans were secured with cash collateral of $12,695,794, which was subsequently invested in cash equivalents. The related income earned was $27,254 which is included in interest income for the year ended December 31, 1996.

Expenses: Most expenses of the Trust can be directly attributable to the Trust. Expenses which can not be directly attributable to the Trust are allocated based upon relative net assets among the Trust and two other investment companies within First Allmerica Financial Life Insurance Company.

3. INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at an annual rate of (a) 3/10 of 1% of average net assets plus (b) 2-1/2% of the amount of interest and dividend income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.5% of the first $30,000,000 of the Trust's average weekly net assets, and 1% of any excess of such value over $30,000,000, AAM will bear such excess expenses.

AAM has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Trust and is entitled to receive an administrative fee and certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives fees from the Trust for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or the Investment Adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4. SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized.

5. RESTRICTED SECURITIES

At December 31, 1996, the Trust owned the following restricted securities constituting 8.32% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on restricted securities is as follows:


                                         Date of          Par          Cost at
Issuer                                 Acquisition       Amount      Acquisition      Value
------------------------------------------------------------------------------------------------
C-Tec Cable Systems, Inc.               07/06/89     $   875,000   $    875,000   $    911,269
Delta Airlines, Inc.                    12/12/91       1,437,275      1,454,231      1,490,138
Jennifer Holding Corp.                  07/17/87         347,330        369,327        362,595
Jones (Edward D.) & Co., L.P.           05/06/94       1,000,000      1,000,000      1,013,850
Kerrville Telephone Co.                 02/09/90         400,000        400,000        420,132
Mack Trust, Inc.                        07/14/95         781,524        814,286        814,958
Usinor Sacilor                          01/14/94       2,000,000      2,000,000      2,030,380
Valero Management Partnership, L.P.     03/04/87       1,000,000      1,000,000      1,119,900
                                                                  ----------------------------
Total                                                              $  7,912,844   $  8,163,222
                                                                  ============================

--------------------------------------------------------------------------------
                           Allmerica Securities Trust
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (Unaudited)

At the Annual Meeting of Shareholders, held on April 17, 1996, results of shareholder voting for the election of Trustees were as follows:


Shares For        Name of Trustee         % of Shares Voted     Shares Withheld
----------        ---------------         -----------------     ---------------
6,672,194        John F. O'Brien                97.98              137,646
6,686,482        Russell E. Fuller              98.19              123,358
6,673,577        Gordon Holmes                  98.00              136,263
6,679,888        Bruce E. Langton               98.09              129,952
6,689,702        John P. Kavanaugh              98.24              120,138
6,672,456        Attiat F. Ott                  97.98              137,384
6,699,768        Paul D. Paganucci              98.38              110,072
6,696,912        Richard M. Reilly              98.34              112,928
6,670,139        Ranne P. Warner                97.95              139,701
6,691,544        Thomas S. Zocco                98.26              118,296


By a vote of 6,647,527 shares in favor, representing 77.37% of shares outstanding, with 162,313 shares withheld, shareholders ratified and approved the appointment of Price Waterhouse LLP as independent accountants for the Trust for the fiscal year ending December 31, 1996.

QUARTERLY DATA (Unaudited):


                                                        Net realized and        Net increase (decrease)
                               Net investment       unrealized gains (losses)   in net assets resulting
                                   income                on investments             from operations
                               ---------------      -------------------------   ------------------------
                Total
Quarterly    Investment                    Per                        Per                        Per
 period        Income        Amount       Share        Amount        Share        Amount        Share
-------------------------------------------------------------------------------------------------------------------
1994
3/31/94   $  2,051,933   $  1,866,933   $  0.22  $  (4,283,505)  $   (0.50)  $  (2,416,572)  $  (0.28)
6/30/94      1,946,889      1,756,990      0.20     (3,048,006)      (0.36)     (1,291,016)     (0.15)
9/30/94      2,007,141      1,818,461      0.21       (541,387)      (0.06)      1,277,074       0.15
12/31/94     1,980,461      1,800,418      0.21     (1,769,635)      (0.21)         30,783       0.00

1995
3/31/95      2,011,795      1,831,470      0.21      2,300,857        0.27       4,132,327       0.48
6/30/95      2,005,417      1,822,485      0.21      4,093,980        0.48       5,916,465       0.69
9/30/95      2,075,239      1,896,060      0.22        432,024        0.05       2,328,084       0.27
12/31/95     2,042,117      1,842,631      0.22      2,195,093        0.25       4,037,724       0.47

1996
3/31/96      2,005,042      1,816,051      0.211    (3,493,629)     (0.406)     (1,677,578)    (0.195)
6/30/96      1,997,565      1,859,532      0.217      (856,366)     (0.100)      1,003,166      0.117
9/30/96      1,996,408      1,795,479      0.209       467,738       0.054       2,263,217      0.263
12/31/96     1,977,684      1,771,031      0.206     1,682,287       0.196       3,453,318      0.402



---------------------------------------                                    F-11

--------------------------------------------------------------------------------
                           Allmerica Securities Trust
--------------------------------------------------------------------------------
                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------


The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This report is not authorized for distribution to prospective purchasers of Allmerica Securities Trust unless accompanied or preceded by an effective prospectus for the Trust which includes information related to charges and expenses.


F-12                                  ------------------------------------------

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------



To the Trustees and Shareholders
of Allmerica Securities Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for Moody's Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Allmerica Securities Trust, (hereafter referred to as the "Trust") at December 31, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 14, 1997


----------------------------------------
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

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                                        ----------------------------------------
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

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

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                                        ----------------------------------------

                 [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]


              [LETTERHEAD OF ALLMERICA FINANCIAL(R) APPEARS HERE]